WAIVER AGREEMENT

WAIVER AGREEMENT (this “Waiver”), dated as of March 28, 2008, to the Revolving Credit Agreement, dated as of February 12, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Foamex L.P., a Delaware limited partnership (the “Borrower”), the Borrower’s affiliates party thereto as guarantors (collectively, the “Guarantors”), the financial institutions party thereto as lenders (the “Lenders”), Bank of America, N.A., as administrative agent for the Lenders (the “Administrative Agent”), Banc of America Securities LLC, as sole lead arranger and as sole bookrunning manager (in such capacities, “BAS”), and Wells Fargo Foothill, LLC and Wachovia Bank, National Association, as co-documentation agents (the “Documentation Agents”). Capitalized terms used but not defined herein shall have the respective meanings set forth in the Credit Agreement.

WHEREAS, the Borrower, the Guarantors, the Lenders, the Administrative Agent, BAS and the Documentation Agents have entered into the Credit Agreement; and

WHEREAS, the Borrower has requested that the Administrative Agent and the Majority Lenders waive the requirement that the Borrower deliver to the Administrative Agent, within 90 days after the end of the 2007 Fiscal Year, the audited financial statements of the Borrower and its Subsidiaries as at and for the Fiscal Year ended December 30, 2007 and the related report and opinion to be delivered with such audited financial statements, all as required pursuant to Section 5.1(a) of the Credit Agreement, and the Administrative Agent and the Majority Lenders are agreeable to do so subject to the terms and conditions set forth herein.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the condition precedent set forth in Section 2 hereof, the parties hereto hereby agree as follows:

SECTION 1.	WAIVER TO THE CREDIT AGREEMENT.

Effective as of the Effective Date (as defined in Section 2), the Administrative Agent and the Majority Lenders hereby waive the requirement that the Borrower deliver to the Administrative Agent, within 90 days after the end of the 2007 Fiscal Year, the audited financial statements of the Borrower and its Subsidiaries as at and for the Fiscal Year ended December 30, 2007 and the related report and opinion to be delivered with such audited financial statements, all as required pursuant to Section 5.1(a) of the Credit Agreement, provided, that the Borrower shall deliver such audited financial statements and such report and opinion to the Administrative Agent on or before April 30, 2008.

SECTION 2.	EFFECTIVENESS.

This Waiver shall become effective on such date (the “Effective Date”) as counterparts of this Waiver executed by the Borrower, the Guarantors, the Majority Lenders and the Administrative Agent shall have been delivered to the Administrative Agent.

SECTION 3.	REPRESENTATIONS AND WARRANTIES.

The Borrower reaffirms and restates the representations and warranties set forth in Article 6 of the Credit Agreement, after giving effect to the waiver set forth in Section 1 hereof, and all such representations and warranties shall be true and correct in all material respects on the date hereof with the same force and effect as if made on such date (except to the extent that any such representation and warranty expressly relates to a specified prior date, in which case such representation and warranty shall be correct as of such specified prior date). In addition, the Borrower represents and warrants (which representation and warranty shall survive the execution and delivery hereof) to the Administrative Agent that, after giving effect to the waiver set forth in Section 1 hereof, there exists no Default or Event of Default.

SECTION 4.   REFERENCES TO CREDIT AGREEMENT; RATIFICATION AND CONFIRMATION.

4.1       From and after the effectiveness of this Waiver and the waiver contemplated hereby, all references in the Credit Agreement to “this Agreement”, “hereof”, “herein”, and similar terms shall mean and refer to the Credit Agreement, as modified by this Waiver, and all references in the other Loan Documents shall mean the Credit Agreement as modified by this Waiver.

4.2       This Waiver constitutes a Loan Document under the Credit Agreement.

4.3       Except as specifically set forth in Section 1 hereof, nothing herein shall be deemed to be a waiver of any covenant or agreement contained in, or of any Default or Event of Default under, the Credit Agreement or any of the other Loan Documents, and each of the parties hereto agrees that, except to the extent specifically set forth in Section 1 hereof, all of the covenants and agreements and other provisions contained in the Credit Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect from and after the date of this Waiver.

4.4       Each of the Guarantors hereby ratifies its guarantee of the Obligations pursuant to Article 13 of the Credit Agreement and each of the Guarantors and the Borrower hereby ratifies its grant of a security interest in the Collateral in which it has an interest to secure the payment of the Obligations.

4.5       The parties hereto shall, at any time and from time to time following the execution of this Waiver, execute and deliver all such further instruments and take all such further actions as may be reasonably necessary or appropriate in order to carry out the provisions of this Waiver.

SECTION 5.	COUNTERPARTS.

This Waiver may be executed in any number and in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single

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counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page to this Waiver by telecopier or by electronic mail shall be effective as delivery of a manually executed counterpart of this Waiver.

SECTION 6.	GOVERNING LAW.

THIS WAIVER SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK; PROVIDED THAT THE ADMINISTRATIVE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective authorized officers as of the day and year first above written.

FOAMEX L.P.

By:	FMXI, LLC, its Managing General Partner
By:	/s/ George L, Karpinski
Title:	Vice President

FMXI, LLC

By:	/s/ George L, Karpinski
Title:	Vice President

FOAMEX INTERNATIONAL INC.

By:	/s/ George L, Karpinski
Title:	Senior Vice President

FOAMEX CANADA INC.

By:	/s/ George L, Karpinski
Title:	Treasurer

FOAMEX LATIN AMERICA, INC.

By:	/s/ George L, Karpinski
Title:	Vice President

FOAMEX MEXICO, INC.

By:	/s/ George L, Karpinski
Title:	Vice President

FOAMEX ASIA, INC.

By:	/s/ George L, Karpinski
Title:	Vice President

FOAMEX CARPET CUSHION LLC

By:	/s/ George L, Karpinski
Title:	Vice President

BANK OF AMERICA, N.A., Individually and as Administrative Agent

By:	/s/ William J. Wilson
Title:	Senior Vice President

WELLS FARGO FOOTHILL, LLC

By:	/s/ Maged Ghebrial
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Thomas A. Martin
Title:	Director

MERRILL LYNCH CAPITAL, a Division of Merrill Lynch Business Financial Services Inc.

By:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Rebecca A. Ford
Title:	Duly Authorized Signatory